                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported) October 15, 2004
                          ------------------


                         Twin Disc, Incorporated
                --------------------------------------
        (exact name of registrant as specified in its charter)


         WISCONSIN                              39-0667110
       -------------                         ---------------
(State or other jurisdiction of     (IRS Employer Identification No.)
incorporation or organization)

1328 Racine Street               Racine, Wisconsin 53403
--------------------------------------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code:    (262)638-4000
                                                       -------------
Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) undet the Exchange Act
-----------------------------------------------------------------------

Item    5.02  Appointment of Principal Officers

Effective November 1, 2004, Denise Wilcox, age 47, was appointed to the office of Vice President of Human Resources and became a member of the Management Executive Committee. Ms. Wilcox joined Twin Disc, Incorporated, in 1998 as Manager of Compensation and Benefits. She moved into the position of Director of Corporate Human Resources in March 2002.

Effective November 1, 2004, Dean Bratel, age 40, was appointed to the office of Vice President of Engineering and became a member of the Management Executive Committee. Mr. Bratel joined Twin Disc, Incorporated, in 1987 as a Project Engineer. He became an Engineering manager in 1988, a Chief Engineer in 2001, and in 2003 became Director of Corporate Engineering.

------------------------------------------------------------------------------

                               SIGNATURE

     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 21, 2004                          Twin Disc, Inc.
                                          /s/ Fred H. Timm
                                          ------------------------
                                          Fred H. Timm
                                          Chief Accounting Officer